DELAWARE POOLED® TRUST
The Intermediate Fixed Income Portfolio

Supplement to The Intermediate Fixed Income Portfolio's Prospectus
dated February 27, 2009

On May 21, 2009, the Board of Trustees responsible for The Intermediate Fixed Income Portfolio (the "Reorganizing Fund") approved a proposal to reorganize the Reorganizing Fund with and into a newly organized fund, Delaware Core Bond Fund (the "Acquiring Fund"), a series of Delaware Group® Income Funds, subject to shareholder approval. The Board of Trustees responsible for the Acquiring Fund also approved the reorganization.

The Reorganizing Fund's investment objective is the same as that of the Acquiring Fund. The Reorganizing Fund seeks maximum long-term total return, consistent with reasonable risk. The investment policies of the Reorganizing Fund are similar to those of the Acquiring Fund. The Acquiring Fund will be managed by the same investment personnel.

The expenses of the Acquiring Fund are expected to be consistent with the retail funds within Delaware Investments® Family of Funds and therefore higher than those of the Reorganizing Fund.

Effective as of the close of business on May 29, 2009, the Reorganizing Fund will be closed to new investors. Reorganizing Fund shareholders will receive materials providing them with information about the Acquiring Fund. It is anticipated that a majority of the Reorganizing Fund's shareholders will approve the Reorganization by written consent without the Reorganizing Fund having to solicit proxies from all the Reorganizing Fund's shareholders. The reorganization is expected to take place in September 2009. Additionally, the Reorganizing Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the proposed reorganization.

Please keep this Supplement for future reference.

This Supplement is dated May 28, 2009.